Exhibit 10.4

SECOND AMENDMENT AGREEMENT, dated as of September 26, 2014 (this Second Amendment Agreement), between CM FINANCE SPV LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as issuer (the Issuer); and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as trustee (in such capacity, together with its permitted successors and assigns in the trusts under the Indenture, the Trustee) and, solely as expressly specified in the Indenture, in its individual capacity (the Bank).

WHEREAS, the Issuer, the Trustee and the Bank have previously entered into that certain Indenture, dated as of May 23, 2013 (as supplemented by the First Supplemental Indenture, dated as of June 6, 2013, between the Issuer and the Trustee and amended and restated by the Amendment Agreement dated as of December 4, 2013 between the Issuer, the Trustee and the Bank, the Original Indenture), between the Issuer, the Trustee and the Bank.

WHEREAS, the parties agree that this Second Amendment Agreement shall constitute a supplemental indenture for purposes of Article VIII of the Indenture and wish to amend and restate the Original Indenture by entering into this Second Amendment Agreement.

WHEREAS, Section 8.2 of the Original Indenture provides that the Original Indenture may be amended for a purpose not permitted under Section 8.1 of the Original Indenture, with the written consent of each Holder and the Collateral Manager.

WHEREAS, the Issuer has requested that, pursuant to and in accordance with the terms and conditions of this Second Amendment Agreement, the Trustee enter into, and that each Holder and the Collateral Manager consent to, the Second Amended and Restated Indenture, dated as of September 26, 2014 (as attached hereto as Exhibit A, the Indenture), between the Issuer, the Trustee and the Bank, pursuant to which the Issuer proposes to (a) extend the maturity of the Class A Notes and increase the aggregate principal amount thereof to U.S.$200,000,000 (the Class A Notes Amendments) and (b) extend the maturity of the Class A-R Notes and reduce the aggregate funded and unfunded commitment amount thereof to U.S.$100,000,000 (the Class A-R Notes Amendments) in accordance with (i) the Revolving Credit Note Agreement, dated as of December 4, 2013, as amended and restated pursuant to the Amended and Restated Revolving Credit Note Agreement as of September 26, 2014 (the Revolving Credit Note Agreement), between the Issuer, each entity party thereto as a Class A-R Noteholder, State Street Bank and Trust Company, as revolving credit note agent, and the Trustee; and (ii) the Class A Placement Agency Agreement, dated as of May 23, 2013, as amended and restated pursuant to the Amended and Restated Placement Agency Agreement as of September 26, 2014 (the Class A Placement Agency Agreement), between the Issuer and UBS Securities LLC, as placement agent.

ACCORDINGLY, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions

Capitalized terms used but not defined herein have the respective meanings given to such terms in the Original Indenture.

2.	Amendments

With effect from and including the Effective Date (as defined in Section 3), the Original Indenture shall be amended and restated so that it shall be read and construed as set out in the Indenture attached hereto as Exhibit A.

3.	Conditions Precedent to Effective Date

This Second Amendment Agreement shall become effective on and as of the date (the Effective Date) on which each of the following conditions precedent shall have been satisfied:

(a)	Second Amendment Agreement. This Second Amendment Agreement shall have been duly executed and delivered by each party hereto.

(b)	Indenture. The Indenture shall have been duly executed and delivered by each party thereto.

(c)	Revolving Credit Note Agreement. The Revolving Credit Note Agreement shall have been duly executed and delivered by each party thereto.

(d)	Class A Placement Agency Agreement. The Class A Placement Agency Agreement shall have been duly executed and delivered by each party thereto.

(e)	Amendments to Transaction Documents. Amendments to each of the following Transaction Documents shall have been duly executed and delivered by each party thereto: (i) the Collateral Management Agreement and (ii) the Collateral Administration Agreement (collectively, together with the Revolving Credit Note Agreement and the Class A Placement Agency Agreement, the Amendment Documents).

(f)	Representations and Warranties. Each of the representations and warranties contained in the Indenture, this Second Amendment Agreement and each Amendment Document described in sub-section (d) is true and correct on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(g)	No Event of Default. No Event of Default shall have occurred and be continuing.

(h)	Corporate Documents. The Trustee shall have received in form and substance reasonably satisfactory to the Trustee the following corporate documents:

(i)	Officers’ Certificates of the Issuer.

(A)	An Officer’s certificate of the Issuer, dated as of the date hereof, (A) evidencing the authorization of the execution and delivery on behalf of the Issuer of (1) the Amendment Documents to which the Issuer is a party; and (2) such related documents as may be required for the purpose of the Class A Notes Amendments and the Class A-R Notes Amendments and the transactions contemplated in the Indenture, this Second Amendment Agreement and the Amendment Documents; and (B) certifying that (1) the copies of the Authorizing Resolution and Constitutive Documents attached thereto are, in each case, a true and complete copy thereof; (2) such authorizations have not been amended or rescinded and are in full force and effect on and as of the date hereof; and (3) the Officers of the Issuer authorized to execute and deliver such documents hold the offices and have the signatures indicated thereon.

(B)	An Officer’s certificate of the Issuer, dated as of the date hereof, stating that, to the Officer’s knowledge, (i) the Issuer is not in default under the Indenture; (ii) the Class A Notes Amendments and the Class A-R Notes Amendments will not result in a default or a breach of any of the terms, conditions or provisions of, or constitute a default under, its organizational documents, any indenture or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which it is a party or by which it may be bound or to which it may be subject; (iii) if applicable, all conditions precedent provided in the Indenture relating to the Class A Notes Amendments and Class A-R Notes Amendments have been complied with; (iv) if applicable, all expenses due or accrued with respect to the Class A Notes Amendments and the Class A-R Notes Amendments or relating to actions taken on or in connection with the date hereof have been paid or reserves therefor have been made; and (v) all of its representations and warranties contained in the Indenture, this Second Amendment Agreement and each Amendment Document are true and correct as of the date hereof.

(ii)

Officers’ Certificate of the Sole Shareholder. An Officer’s certificate of the Sole Shareholder, dated as of the date hereof, (A) evidencing the authorization by Authorizing Resolution of the execution and delivery of (1) the Amendment Documents to which the Sole Shareholder is a party; and (2) such related documents as may be required for the purpose of the

Class A Notes Amendments and the Class A-R Notes Amendments and the transactions contemplated in the Indenture, this Second Amendment Agreement and the Amendment Documents; and (B) certifying that (1) the copies of the Authorizing Resolution and Constitutive Documents attached thereto are, in each case, a true and complete copy thereof; (2) such resolutions have not been amended or rescinded and are in full force and effect on and as of the date hereof; and (3) the Officers of the Sole Shareholder or its manager authorized to execute and deliver such documents hold the offices and have the signatures indicated thereon.

(iii)	Officers’ Certificate of the Collateral Manager. An Officer’s certificate of the Collateral Manager, dated as of the date hereof, (A) evidencing the authorization of the execution and delivery on behalf of the Collateral Manager of (1) the Amendment Documents to which the Collateral Manager is a party; and (2) such related documents as may be required for the purpose of the Class A Notes Amendments and the Class A-R Notes Amendments and the transactions contemplated in the Indenture, this Second Amendment Agreement and the Amendment Documents; and (B) certifying that (1) the copies of the Authorizing Resolution and Constitutive Documents attached thereto are, in each case, a true and complete copy thereof; (2) such authorizations have not been amended or rescinded and are in full force and effect on and as of the date hereof; and (3) the Officers of the Collateral Manager authorized to execute and deliver such documents hold the offices and have the signatures indicated thereon.

(i)	Legal Opinions. The Trustee shall have received the following legal opinions:

(i)	U.S. Counsel Opinions. An opinion of Nixon Peabody LLP, counsel to the Trustee and the Collateral Administrator, and Bingham McCutchen LLP, counsel to the Issuer, Sole Shareholder and Collateral Manager, each dated the date hereof, each in form and substance satisfactory to the Trustee and UBS AG.

(ii)	Cayman Counsel Opinion. An opinion of Appleby (Cayman) Ltd., Cayman Islands counsel to the Issuer, dated the date hereof, in form and substance satisfactory to the Trustee and UBS AG.

4.	Representations and Warranties; Covenants; other Agreements

(a)	Each party hereto represents and warrants that this Second Amendment Agreement has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

(b)	From time to time, each of the parties hereto will promptly execute and deliver all such further instruments, certificates and documents, and take all such further actions as any one of them may deem to be necessary, advisable, convenient or proper to carry out the intent of this Second Amendment Agreement.

(c)	For the purposes of this Second Amendment Agreement: (i) each of the Trustee, the Collateral Administrator, the Collateral Manager and each Holder, by executing and delivering a counterpart of this Second Amendment Agreement, hereby waives any right under the Transaction Documents to prior notice of this Second Amendment Agreement; (ii) each Holder and the Collateral Manager, by executing and delivering a counterpart of this Second Amendment Agreement, hereby provides their written consent to the execution of this Second Amendment Agreement, the Indenture and the Omnibus Amendment Agreement, dated on or about the date hereof, between the Issuer, the Collateral Manager, the Trustee and the Collateral Administrator, by the Trustee and the Issuer pursuant to Section 8.2 of the Original Indenture; (iii) each of the Issuer, the Collateral Manager and each Holder, by executing and delivering a counterpart of this Second Amendment Agreement, hereby agrees that the execution of this Second Amendment Agreement is authorized and permitted by the Original Indenture and that all conditions precedent thereto have been satisfied and that, for all purposes under the Original Indenture, including Section 8.3(b) thereof, the Trustee shall be permitted to rely on this Section 4(c), and shall be as fully protected in so relying on this Section 4(c), in lieu of an Opinion of Counsel; and (iv) each of UBS AG, London Branch and CM Finance Inc., as successor to CM Finance LLC, by executing and delivering a counterpart of this Second Amendment Agreement, hereby represents that it is the beneficial owner of Notes having an aggregate principal amount as indicated above its signature hereto.

5.	Waiver of Opinion Counsel.

For the purposes of this Second Amendment Agreement, the Trustee, the Collateral Manager and each Holder, by executing and delivering a counterpart of this Second Amendment Agreement, hereby waive any requirement under Section 2.13(e) of the Indenture to obtain an opinion of tax counsel.

6.	Miscellaneous

(a)	Successors and Assigns. This Second Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No person or entity other than the parties hereto and their respective successors and permitted assigns shall have any rights under this Second Amendment Agreement.

(b)	Entire Agreement. This Second Amendment Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.

(c)	Headings. The headings used in this Second Amendment Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Second Amendment Agreement.

(d)	Governing Law. This Second Amendment Agreement shall be construed in accordance with, and this Second Amendment Agreement and any matters arising out of or relating in any way whatsoever to this Second Amendment Agreement (whether in contract, tort or otherwise), shall be governed by, the law of the State of New York.

(e)	Jurisdiction. With respect to any suit, action or proceedings relating to this Second Amendment Agreement or any matter between the parties arising under or in connection with this Second Amendment Agreement (Proceedings), each party irrevocably: (i) submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and the United States District Court for the Southern District of New York, and any appellate court from any thereof; and (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Second Amendment Agreement precludes any party from bringing Proceedings in any other jurisdiction, nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(f)	Waiver of Jury Trial Right. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDINGS. Each party hereby (a) certifies that no representative, agent or attorney of any other has represented, expressly or otherwise, that such other would not, in the event of a Proceeding, seek to enforce the foregoing waiver; and (b) acknowledges that it has been induced to enter into this Second Amendment Agreement by, among other things, the mutual waivers and certifications in this paragraph.

(g)	Counterparts. This Second Amendment Agreement (and each amendment, modification and waiver in respect of this Second Amendment Agreement) may be executed and delivered in any number of counterparts (including by e-mail (PDF) or facsimile), each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument, and each of the parties hereto may execute this Second Amendment Agreement by signing any such counterpart. Delivery of an executed counterpart of this Second Amendment Agreement by e-mail (PDF) or facsimile shall be deemed to constitute due and sufficient delivery of such counterpart.

(h)	Severability. If any term, provision, covenant or condition of this Second Amendment Agreement, or the application thereof to any party hereto or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any relevant jurisdiction), the remaining terms, provisions, covenants and conditions of this Second Amendment Agreement, modified by the deletion of the unenforceable, invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity, or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms, provisions, covenants and conditions of this Second Amendment Agreement, so long as this Second Amendment Agreement, as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Second Amendment Agreement, will not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment Agreement to be duly executed and delivered by their respective signatories thereunto duly authorized as of the date first written above.

CM FINANCE SPV LTD.,
as Issuer

By:
Name:
Title:

STATE STREET BANK AND TRUST COMPANY, as Trustee and as Bank

By:
Name:
Title:

STATE STREET BANK AND TRUST COMPANY, as Collateral Administrator

By:
Name:
Title:

CM INVESTMENT PARTNERS LLC (as successor to CM Investment Partners, L.P.), as Collateral Manager

By:	MMCMIP LLC, as Managing Member

By:
Name:
Title:	MMCMIP Designee

Second Amendment Agreement

UBS AG, LONDON BRANCH,
as Holder of Notes

By:
Name:
Title:

By:
Name:
Title:

CM FINANCE INC. (as successor by merger to CM FINANCE LLC), as Holder and as Sole Shareholder

By:
Name:
Title:

Second Amendment Agreement

EXHIBIT A

SECOND AMENDED AND RESTATED INDENTURE

Exhibit A